UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-3255

                                TOTAL RETURN PORTFOLIO
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

PORTFOLIO PERFORMANCE DISCUSSION

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. Please refer to the graph on page 4 for the Portfolio's average annual total returns. Total Return Portfolio generated positive returns for the 12-month period ended December 31, 2003.
   In general, we attribute the Portfolio's competitive returns this period to strong performance from both the equity and fixed-income portions of the Portfolio. On the equity side, overall market conditions favored virtually all industry sectors. Since we remained fully invested and employed a sector-neutral posture compared to the benchmark, we were able to benefit from the positive performance that the broad stock market posted during the period. However, individual stock selection was the key driver in the Portfolio's strong performance. While we remained neutral in terms of our overall exposure to various industry sectors, we have latitude in terms of the individual stocks within those sectors that we own. We are pleased to report that our active management of the portfolio's individual stocks--within the 10 broad industry sectors in which the portfolio invests--permitted us to enjoy strong relative performance in all but three of those sector exposures.
   Health Care and finance stocks offered us the most substantial opportunities for this period. On a total return basis, Humana, Inc., a hospital/healthcare services company was the best performer in the health care sector. Also our decision to underweight Pfizer, Inc. also paid off, as this security lagged the overall performance of the index over the period. Closely following these well-performing sectors were our consumer staples and consumer cyclical stocks, where we again enjoyed very strong performance.
   Our experience with technology this period remained positive, since our holdings in this industry sector were up substantially for the year, however, we underperformed the market somewhat. Stocks that cost us performance included Cisco Systems, Inc., which was up nearly 50% while we held it, but we sold our position off before we could enjoy additional gains later in the year. Similarly, our decision to underweight Intel Corp. cost us some marginal performance, as did our decision not to hold Texas Instruments, Inc., which was up 96% in the benchmark. Overall, however, we remain quite satisfied with performance for the equity portion of the portfolio, given its solid performance versus the benchmark.
   On the fixed-income side, our overweighted exposure to BBB-rated corporate bonds greatly added to performance, and added attractive coupon income to the portfolio too, since this segment of the corporate bond market fared best. Likewise, our decision to overweight the mortgage-backed security sector--particularly higher-coupon mortgage-backed securities in the third quarter--added to performance.
   Conversely, our slight overweight in agency securities detracted a bit from performance in the second half of the year as this segment of the market came under pressure following income-reporting inquiries. Also, our somewhat shorter duration, or interest-rate sensitivity, in the first half of the year also cost us some performance. However, once we shifted mid-year to a more neutral duration position, we recouped much of that lost performance.
   We are encouraged by the fact that many segments of the equity markets continue to show more reasonable and supportable valuations. Further, we are increasingly confident that the portfolio's slight bias toward value-oriented stocks will continue to offer us an advantage, particularly until fundamentals in sectors such as technology "catch up" with current stock prices. In terms of our disciplined investment process, we plan to adhere to our strict focus on criteria such as healthy balance sheets, good revenue-to-debt ratios and sound financial health when considering stocks for the equity portion of the portfolio. On the fixed-income side, we don't currently see much opportunity for profit from the yield curve. Therefore, we will continue to maintain our neutral duration for this portion of the portfolio, and will adjust our exposure to high-quality government and corporate bonds as well as high-yield corporate bonds as opportunities arise.


3  |  TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2003. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Portfolio's performance reflects the effects of Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc.--Total Return Portfolio
S & P 500
Merrill Lynch Corporate and Government Master Index

[LINE CHART]
              Panorama Series
               Fund, Inc.--
               Total Return                            Merrill Lynch Corporate
                Portfolio            S & P 500       and Government Master Index
12/31/1993       $10,000              $10,000                $10,000
03/31/1994         9,758                9,621                  9,706
06/30/1994         9,576                9,662                  9,590
09/30/1994         9,877               10,133                  9,632
12/31/1994         9,803               10,131                  9,673
03/31/1995        10,452               11,117                 10,145
06/30/1995        11,166               12,176                 10,801
09/30/1995        11,697               13,143                 11,000
12/31/1995        12,221               13,934                 11,510
03/31/1996        12,430               14,682                 11,256
06/30/1996        12,544               15,340                 11,303
09/30/1996        12,826               15,814                 11,499
12/31/1996        13,461               17,131                 11,852
03/31/1997        13,433               17,591                 11,759
06/30/1997        14,713               20,660                 12,183
09/30/1997        15,912               22,207                 12,610
12/31/1997        15,992               22,845                 13,011
03/31/1998        16,899               26,029                 13,217
06/30/1998        16,899               26,893                 13,562
09/30/1998        15,785               24,224                 14,218
12/31/1998        17,734               29,378                 14,250
03/31/1999        17,462               30,841                 14,080
06/30/1999        17,961               33,011                 13,930
09/30/1999        16,763               30,955                 14,008
12/31/1999        17,462               35,557                 13,958
03/31/2000        17,611               36,371                 14,341
06/30/2000        17,728               35,405                 14,534
09/30/2000        17,728               35,062                 14,949
12/31/2000        17,024               32,321                 15,625
03/31/2001        15,719               28,491                 16,114
06/30/2001        16,456               30,158                 16,145
09/30/2001        14,860               25,733                 16,954
12/31/2001        15,842               28,482                 16,942
03/31/2002        15,707               28,561                 16,840
06/30/2002        14,440               24,737                 17,472
09/30/2002        12,793               20,466                 18,499
12/31/2002        13,553               22,190                 18,796
03/31/2003        13,261               21,491                 19,093
06/30/2003        14,706               24,798                 19,741
09/30/2003        15,100               25,454                 19,647
12/31/2003        16,413               28,551                 19,649

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/03
1-Year  21.10%   5-Year  -1.54%   10-Year  5.08%   Inception Date  9/30/82

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT 1.800 CALL OPP (255.5677). THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. TOTAL RETURNS INCLUDE CHANGES IN NET ASSET VALUE PER SHARE AND DOES NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNTS PRODUCTS WHICH OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT. TOTAL RETURNS AND THE ENDING ACCOUNT VALUE IN THE GRAPH SHOW CHANGE IN SHARE VALUE AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PERFORMANCE INFORMATION IN THE GRAPH FOR BOTH INDICES BEGINS ON 12/31/93. INVESTORS SHOULD CONSIDER THE PORTFOLIO'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PORTFOLIO'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIO, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.CALL OPP (1.800.225.5677). READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. AN EXPLANATION OF THE CALCULATION IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

4  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 COMMON STOCKS--65.1%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--8.9%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--1.5%
 Cooper Tire & Rubber Co.                                 400   $       8,552
--------------------------------------------------------------------------------
 Johnson Controls, Inc.                                30,800       3,576,496
--------------------------------------------------------------------------------
 Visteon Corp.                                        137,700       1,433,457
                                                                ----------------
                                                                    5,018,505

--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.3%
 Black & Decker Corp.                                  22,700       1,119,564
--------------------------------------------------------------------------------
 Centex Corp.                                          23,200       2,497,480
--------------------------------------------------------------------------------
 Stanley Works (The)                                   17,600         666,512
                                                                ----------------
                                                                    4,283,556

--------------------------------------------------------------------------------
 MEDIA--1.7%
 Comcast Corp., Cl. A 1                                20,100         660,687
--------------------------------------------------------------------------------
 Time Warner, Inc. 1                                  206,000       3,705,940
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B                                   28,800       1,278,144
                                                                ----------------
                                                                    5,644,771

--------------------------------------------------------------------------------
 MULTILINE RETAIL--1.9%
 Family Dollar Stores, Inc.                            66,600       2,389,608
--------------------------------------------------------------------------------
 Target Corp.                                          97,500       3,744,000
                                                                ----------------
                                                                    6,133,608

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.4%
 AutoNation, Inc. 1                                   182,700       3,356,199
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                      38,800       3,306,148
--------------------------------------------------------------------------------
 Home Depot, Inc.                                      10,100         358,449
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                  33,300         734,265
                                                                ----------------
                                                                    7,755,061

--------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.1%
 Liz Claiborne, Inc.                                    8,200         290,772
--------------------------------------------------------------------------------
 CONSUMER STAPLES--6.5%
--------------------------------------------------------------------------------
 BEVERAGES--0.9%
 Anheuser-Busch Cos., Inc.                             57,300       3,018,564
--------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.3%
 Wal-Mart Stores, Inc.                                 80,100       4,249,305
--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.5%
 General Mills, Inc.                                   65,200       2,953,560
--------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                      32,500       1,183,975
--------------------------------------------------------------------------------
 McCormick & Co., Inc., Non-Vtg.                       25,900        779,590
                                                                ----------------
                                                                    4,917,125

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--0.7%
 Colgate-Palmolive Co.                                 49,500       2,477,475
--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--2.1%
 Alberto-Culver Co., Cl. B                             52,900       3,336,932
--------------------------------------------------------------------------------
 Avon Products, Inc.                                   50,700       3,421,743
                                                                ----------------
                                                                    6,758,675

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 ENERGY--5.3%
--------------------------------------------------------------------------------
 OIL & GAS--5.3%
 ChevronTexaco Corp.                                   54,300   $   4,690,977
--------------------------------------------------------------------------------
 ConocoPhillips                                        58,700       3,848,959
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                    159,500       6,539,500
--------------------------------------------------------------------------------
 Marathon Oil Corp.                                    66,100       2,187,249
                                                                ----------------
                                                                   17,266,685

--------------------------------------------------------------------------------
 FINANCIALS--16.6%
--------------------------------------------------------------------------------
 COMMERCIAL BANKS--2.7%
 Bank of America Corp.                                 81,300       6,538,959
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                               52,400       2,102,288
                                                                ----------------
                                                                    8,641,247

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--6.6%
 Citigroup, Inc.                                      185,800       9,018,732
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                              118,200       4,341,486
--------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                        39,300       3,034,746
--------------------------------------------------------------------------------
 MBNA Corp.                                           167,000       4,149,950
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                             18,200       1,067,430
                                                                ----------------
                                                                   21,612,344

--------------------------------------------------------------------------------
 INSURANCE--5.1%
 ACE Ltd.                                              65,000       2,692,300
--------------------------------------------------------------------------------
 Allstate Corp.                                        37,400       1,608,948
--------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                           30,000       2,081,700
--------------------------------------------------------------------------------
 American International Group, Inc.                    45,000       2,982,600
--------------------------------------------------------------------------------
 Chubb Corp.                                           45,600       3,105,360
--------------------------------------------------------------------------------
 MBIA, Inc.                                            23,600       1,397,828
--------------------------------------------------------------------------------
 Travelers Property Casualty
 Corp., Cl. B                                         168,400       2,857,748
                                                                ----------------
                                                                   16,726,484

--------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--2.2%
 Countrywide Financial Corp.                           44,666       3,387,916
--------------------------------------------------------------------------------
 Fannie Mae                                            52,300       3,925,638
                                                                ----------------
                                                                    7,313,554

--------------------------------------------------------------------------------
 HEALTH CARE--6.7%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--0.6%
 Amgen, Inc. 1                                         32,900       2,033,220
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.2%
 Aetna, Inc.                                           21,000       1,419,180
--------------------------------------------------------------------------------
 Cardinal Health, Inc.                                 52,000       3,180,320
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                               17,700       1,175,811
--------------------------------------------------------------------------------
 Humana, Inc. 1                                        69,900       1,597,215
--------------------------------------------------------------------------------
 McKesson Corp.                                       110,700       3,560,112
--------------------------------------------------------------------------------
 Medco Health Solutions, Inc. 1                         7,368         250,438
--------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                              44,800       2,606,464
                                                                ----------------
                                                                   13,789,540



5  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 PHARMACEUTICALS--1.9%
 Allergan, Inc.                                        42,900   $   3,295,149
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                     61,100       2,822,820
                                                                ----------------
                                                                    6,117,969

--------------------------------------------------------------------------------
 INDUSTRIALS--3.4%
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--2.4%
 3M Co.                                                40,000       3,401,200
--------------------------------------------------------------------------------
 General Electric Co.                                 138,700       4,296,926
                                                                ----------------
                                                                    7,698,126

--------------------------------------------------------------------------------
 MACHINERY--1.0%
 Dover Corp.                                           83,700       3,327,075
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--8.7%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.3%
 Cisco Systems, Inc. 1                                 38,400         932,736
--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.4%
 Dell, Inc. 1                                          71,900       2,441,724
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                  116,700       2,680,599
--------------------------------------------------------------------------------
 International Business
 Machines Corp.                                        33,100       3,067,708
--------------------------------------------------------------------------------
 Lexmark International,
 Inc., Cl. A 1                                         22,400       1,761,536
--------------------------------------------------------------------------------
 NCR Corp. 1                                           34,000       1,319,200
                                                                ----------------
                                                                   11,270,767

--------------------------------------------------------------------------------
 IT SERVICES--2.5%
 Automatic Data Processing, Inc.                       46,300       1,833,943
--------------------------------------------------------------------------------
 Computer Sciences Corp. 1                             40,800       1,804,584
--------------------------------------------------------------------------------
 Electronic Data Systems Corp.                         44,400       1,089,576
--------------------------------------------------------------------------------
 First Data Corp.                                      33,100       1,360,079
--------------------------------------------------------------------------------
 Unisys Corp. 1                                       134,500       1,997,325
                                                                ----------------
                                                                    8,085,507

--------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
 Broadcom Corp., Cl. A 1                                7,300         248,857
--------------------------------------------------------------------------------
 Intel Corp.                                           98,000       3,155,600
--------------------------------------------------------------------------------
 National Semiconductor Corp. 1                        21,600         851,256
                                                                ----------------
                                                                    4,255,713

--------------------------------------------------------------------------------
 SOFTWARE--1.2%
 Microsoft Corp.                                      147,500       4,062,150
--------------------------------------------------------------------------------
 MATERIALS--3.5%
--------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.5%
 Vulcan Materials Co.                                  32,200       1,531,754
--------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--2.2%
 Ball Corp.                                            47,300       2,817,661
--------------------------------------------------------------------------------
 Bemis Co., Inc.                                       30,000       1,500,000
--------------------------------------------------------------------------------
 Pactiv Corp. 1                                       129,200       3,087,880
                                                                ----------------
                                                                    7,405,541

                                                                 MARKET VALUE
                                                        SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.8%
 MeadWestvaco Corp.                                    88,400   $   2,629,900
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--3.0%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
 BellSouth Corp.                                      160,200       4,533,660
--------------------------------------------------------------------------------
 CenturyTel, Inc.                                      27,300         890,526
--------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                             171,200       2,811,104
                                                                ----------------
                                                                    8,235,290

--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.5%
 Nextel Communications, Inc., Cl. A 1                  61,000       1,711,660
--------------------------------------------------------------------------------
 UTILITIES--2.5%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--1.7%
 Constellation Energy Group, Inc.                      66,000        2,584,560
--------------------------------------------------------------------------------
 TXU Corp.                                            120,200       2,851,144
                                                                ----------------
                                                                    5,435,704

--------------------------------------------------------------------------------
 GAS UTILITIES--0.8%
 NiSource, Inc.                                       124,300       2,727,142
                                                                ----------------

 Total Common Stocks (Cost $201,850,325)                          213,357,525

                                                    PRINCIPAL
                                                     AMOUNT
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--8.3%

 Bank One Auto Securitization Trust,
 Automobile Receivables, Series
 2003-1, Cl. A2, 1.29%, 8/21/06                   $   570,000         569,868
--------------------------------------------------------------------------------
 BMW Vehicle Owner Trust,
 Automobile Loan Certificates,
 Series 2003-A, Cl. A2, 1.45%,
 11/25/05 2                                           867,200         868,609
--------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts., Series
 2002-4, Cl. A2B, 1.74%, 1/17/05 2                    378,921         379,504
--------------------------------------------------------------------------------
 Caterpillar Financial Asset Trust,
 Equipment Loan Pass-Through
 Certificates, Series 2003-A, Cl. A2,
 1.25%, 10/25/05                                      450,000         450,183
--------------------------------------------------------------------------------
 Centex Home Equity Co. LLC, Home
 Equity Loan Asset-Backed Certificates:
 Series 2003-B, Cl. AF1, 1.64%, 2/25/18 2             210,263         210,208
 Series 2003-C, Cl. AF1, 2.14%, 7/25/18               618,763         620,201
--------------------------------------------------------------------------------
 Chase Funding Mortgage Loan
 Asset-Backed Certificates, Home
 Equity Mtg. Obligations:
 Series 2003-3, Cl. 1A1, 1.199%, 8/25/17 3            328,202         328,243
 Series 2003-4, Cl. 1A1, 1.24%, 9/25/17 3             724,659         724,838
--------------------------------------------------------------------------------
 Chase Manhattan Auto Owner Trust,
 Automobile Loan Pass-Through
 Certificates:
 Series 2003-A, Cl. A2,1.26%, 1/16/06 2               280,000         280,184
 Series 2003-B, Cl. A2,1.287%, 3/15/06                350,000         350,119



6  |  TOTAL RETURN PORTFOLIO

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES Continued

 CitiFinancial Mortgage Securities,
 Inc., Home Equity Collateralized
 Mtg. Obligations:
 Series 2002-1, Cl. AF1, 2.474%,
 9/25/32                                          $   213,625   $     214,153
 Series 2003-2, Cl. AF1, 1.219%,
 5/25/33 2,3                                          339,686         339,672
 Series 2003-3, Cl. AF1, 1.261%,
 8/25/33 2,3                                          468,248         468,259
--------------------------------------------------------------------------------
 DaimlerChrysler Auto Trust,
 Automobile Loan Pass-Through
 Certificates:
 Series 2002-B, Cl. A2, 2.20%, 4/6/05                 197,088         197,413
 Series 2003-A, Cl. A2, 1.52%, 12/8/05              1,000,000       1,001,810
 Series 2003-B, Cl. A2, 1.61%, 7/8/06               1,290,000       1,280,196
--------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Loan Pass-Through
 Certificates, Series 2002-D, Cl. A2A,
 2.10%, 3/15/05                                       526,415         527,723
--------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts.:
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                551,110         552,995
 Series 2003-3, Cl. A1, 1.50%, 1/15/08                843,913         845,362
--------------------------------------------------------------------------------
 Honda Auto Receivables Owner
 Trust, Automobile Receivables
 Obligations:
 Series 2002-3, Cl. A2, 2.26%, 12/18/04               119,509         119,646
 Series 2002-4, Cl. A2, 1.66%, 6/15/05                363,385         364,010
 Series 2003-2, Cl. A2, 1.34%, 12/21/05               813,000         813,829
 Series 2003-3, Cl. A2, 1.52%, 4/21/06              1,120,000       1,121,837
 Series 2003-4, Cl. A2, 1.58%, 7/17/06              1,120,000       1,121,821
--------------------------------------------------------------------------------
 Household Automotive Trust,
 Automobile Loan Certificates:
 Series 2002-2, Cl. A2, 2.15%, 12/19/05               192,070         192,420
 Series 2003-2, Cl. A2, 1.56%, 12/18/06               570,000         570,764
--------------------------------------------------------------------------------
 Litigation Settlement Monetized
 Fee Trust, Asset-Backed Certificates,
 Series 2001-1A, Cl. A1, 8.33%, 4/25/31 2           1,569,595       1,546,542
--------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile
 Loan Certificates:
 Series 2002-1, Cl. A2, 1.95%, 7/20/05                 34,310          34,345
 Series 2002-1, Cl. A3, 2.49%, 10/22/07               860,000         867,470
 Series 2003-1, Cl. A2, 1.60%, 7/20/06                950,000         950,365
--------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto
 Retail Installment Contracts, Series
 2002-A, Cl. A2, 1.29%, 5/16/05 3,4                   260,385         260,579
--------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease
 Obligations:
 Series 2002-A, Cl. A2, 1.86%, 11/15/04 2             346,400         346,727
 Series 2003-A, Cl. A2, 1.69%, 12/15/05               750,000         752,078
--------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust,
 Automobile Receivable Nts., Series
 2003-B, Cl. A2, 1.20%, 11/15/05                    1,100,000       1,100,430

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES Continued

 Salomon Smith Barney Auto Loan
 Trust, Asset-Backed Auto Loan
 Obligations, Series 2002-1, Cl. A2,
 1.83%, 9/15/05 2                                 $   405,336   $     406,185
--------------------------------------------------------------------------------
 Toyota Auto Receivables Owner
 Trust, Automobile Mtg.-Backed
 Obligations:
 Series 2002-B, Cl. A3, 3.76%, 6/15/06                260,357         263,841
 Series 2003-A, Cl. A2, 1.28%, 8/15/05              1,055,001       1,055,963
 Series 2003-B, Cl. A2, 1.43%, 2/15/06                720,000         720,373
--------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile
 Loan Asset-Backed Nts.:
 Series 2002-1, Cl. A3, 2.41%, 10/16/06               497,189         500,762
 Series 2003-1, Cl. A2, 1.22%, 4/17/06                650,000         650,248
--------------------------------------------------------------------------------
 Volkswagen Auto Lease Trust,
 Automobile Lease Asset-Backed
 Securities, Series 2002-A, Cl. A2,
 1.77%, 2/20/05                                       580,930         581,914
--------------------------------------------------------------------------------
 Volkswagen Auto Loan Enhanced
 Trust, Automobile Loan Receivables:
 Series 2003-1, Cl. A2, 1.11%, 12/20/05               440,000         439,837
 Series 2003-2, Cl. A2, 1.55%, 6/20/06                650,000         651,049
--------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile
 Loan Receivables:
 Series 2002-1, Cl. A2, 1.88%, 6/15/05 5              680,892         682,744
 Series 2003-1, Cl. A2A, 1.40%, 4/15/06             1,020,000       1,020,886
                                                                ----------------
 Total Asset-Backed Securities (Cost $27,348,407)                  27,346,205

--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--21.9%

 CIT Equipment Collateral, Equipment
 Receivable-Backed Nts., Series
 2003-EF1, Cl. A2, 1.49%, 12/20/05                    270,000         270,131
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 5%, 1/1/34 6                                       1,609,000       1,588,385
 7%, 9/1/33-11/1/33                                 1,591,669       1,687,685
 8%, 4/1/16                                           488,154         523,966
 9%, 8/1/22-5/1/25                                    138,438         154,538
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through
 Certificates:
 Series 2500, Cl. FD, 1.62%, 3/15/32 3                246,991         245,379
 Series 2526, Cl. FE, 1.52%, 6/15/29 3                282,893         282,089
 Series 2551, Cl. FD, 1.52%, 1/15/33 3                244,124         245,116
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed
 Security:
 Series 176, Cl. IO, (0.11)%, 6/1/26 7                417,093          69,714
 Series 177, Cl. B, (2.489)%, 7/1/26 7                707,786         124,920
 Series 183, Cl. IO, 3.34%, 4/1/27 7                  682,559         116,233
 Series 184, Cl. IO, 0.119%, 12/1/26 7                665,435         112,092
--------------------------------------------------------------------------------


7  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS Continued

 Federal Home Loan Mortgage Corp.,
 Structured Pass-Through Securities,
 Collateralized Mtg. Obligations:
 Series H006, Cl. A1, 1.724%, 4/15/08             $   165,811   $     165,682
 Series T-42, Cl. A2, 5.50%, 2/25/42                  149,208         151,461
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 5%, 1/1/34 6                                       3,897,000       3,856,814
 5.50%, 1/14/34 6                                   9,970,000      10,100,856
 6.50%, 4/1/24-3/1/26                                 331,007         347,394
 6.50%, 1/25/34 6                                  22,629,000      23,668,531
 7%, 2/25/22-11/1/33                                2,467,081       2,601,513
 7%, 7/1/32 1,6                                       775,098         820,996
 7%, 1/25/34 6                                     17,971,000      19,032,403
 7.50%, 5/1/07-12/1/08                                167,165         177,899
 8%, 3/1/17-6/1/17                                     43,800          47,927
 8.50%, 7/1/32                                         96,821         104,558
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust
 2002-77, Cl. WF, 1.52%, 12/18/32 3                   422,808         424,124
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Trust
 2003-81, Cl. PA, 5%, 2/25/12                         263,851         270,248
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates Interest-Only
 Stripped Mtg.-Backed Security:
 Trust 2002-47, Cl. NS, 24.442%,
 4/25/32 7                                            999,524         102,618
 Trust 2002-51, Cl. S, 24.442%, 8/25/32 7             917,804          93,362
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed
 Security:
 Trust 222, Cl. 2, (2.144)%, 6/1/23 7                 878,487         164,991
 Trust 240, Cl. 2, (4.527)%, 9/1/23 7               1,392,556         257,455
 Trust 252, Cl. 2, (6.48)%, 11/1/23 7                 978,710         196,212
 Trust 273, Cl. 2, (0.977)%, 7/1/26 7                 302,019          50,991
 Trust 1993-223, Cl. PM, 0.95%,
 10/25/23 7                                           719,848          72,032
 Trust 2002-52, Cl. SD, 6.90%, 9/25/32 7            1,265,553         116,120
--------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 11/15/08-1/15/24                                 345,178         370,442
 7.50%, 1/15/09-6/15/24                               819,688         883,312
 8%, 5/15/17                                          151,420         166,847
 8.50%, 8/15/17-12/15/17                              163,929         181,956
--------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II
 LLC, Commercial Mtg. Pass-Through
 Certificates, Series PRU-HTG 2000-C1,
 Cl. A2, 7.306%, 10/6/15                              251,000         289,565
--------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Mtg. Pass-Through
 Certificates, Series 1998-S4, Cl. M1,
 6.50%, 2/25/13                                     1,132,162       1,131,775

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS Continued

 Washington Mutual Mortgage
 Securities Corp., Collateralized Mtg.
 Obligations Pass-Through Certificates,
 Series 2003-AR7, Cl. A1, 1.507%,
 8/25/33 3                                        $   590,734   $     591,182
                                                                ----------------
 Total Mortgage-Backed Obligations
 (Cost $71,151,803)                                                71,859,514

--------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--4.6%

 Federal Home Loan Bank Unsec. Bonds:
 2.875%, 12/15/06                                     590,000         594,648
 4.875%, 11/15/13                                     125,000         126,597
 Series EY06, 5.25%, 8/15/06                          867,000         928,867
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage
 Corp. Unsec. Nts.:
 4.50%, 1/15/13                                       275,000         274,114
 5.50%, 7/15/06                                     3,700,000       3,988,929
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.
 Unsec. Nts.:
 4.25%, 7/15/07                                       250,000         261,311
 7.25%, 1/15/10-5/15/30                             3,700,000       4,468,155
--------------------------------------------------------------------------------
 Tennessee Valley Authority
 Bonds, 7.125%, 5/1/30                                364,000         438,083
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 4.25%, 8/15/13                                     1,903,000       1,905,974
 5.375%, 2/15/31                                      895,000         933,633
 STRIPS, 2.99%, 2/15/10 8                             415,000         330,372
 STRIPS, 3.66%, 2/15/13 8                             750,000         502,440
--------------------------------------------------------------------------------
 U.S. Treasury Nts., 3.25%, 12/15/08                  242,000         243,721
                                                                ----------------
 Total U.S. Government Obligations
 (Cost $15,064,993)                                                14,996,844

--------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--0.1%

 United Mexican States Nts., 7.50%,
 1/14/12 (Cost $302,924)                              300,000         339,150

--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--10.5%

 Aetna, Inc., 7.375% Sr. Unsec. Nts.,
 3/1/06                                               190,000         209,144
--------------------------------------------------------------------------------
 Allied Waste North America, Inc.,
 10% Sr. Unsec. Sub. Nts., Series B,
 8/1/09                                               210,000         227,850
--------------------------------------------------------------------------------
 American Honda Finance Corp.,
 3.85% Nts., 11/6/08                                  165,000         166,324
--------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.,
 7.50% Sr. Unsec. Nts., 5/1/07                        475,000         532,960
--------------------------------------------------------------------------------
 AXA, 8.60% Unsec. Sub. Nts., 12/15/30                520,000         657,823
--------------------------------------------------------------------------------
 Bankers Trust Corp., 7.375% Unsec.
 Sub. Nts., 5/1/08                                     50,000          57,237
--------------------------------------------------------------------------------
 Beazer Homes USA, Inc., 8.625% Sr.
 Unsec. Nts., 5/15/11                                 295,000         325,975



8  |  TOTAL RETURN PORTFOLIO

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Boeing Capital Corp., 7.375% Sr. Nts.,
 9/27/10                                          $   720,000   $     828,729
--------------------------------------------------------------------------------
 British Sky Broadcasting Group plc,
 8.20% Sr. Unsec. Nts., 7/15/09                       270,000         321,876
--------------------------------------------------------------------------------
 British Telecommunications plc,
 7.875% Nts., 12/15/05                                375,000         413,481
--------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts.,
 6/30/05                                              430,000         446,313
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc., 5.875% Nts.,
 6/1/08 4                                             315,000         328,469
--------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec.
 Unsub. Nts., 4/2/12                                  330,000         390,487
--------------------------------------------------------------------------------
 Citigroup, Inc., 6.625% Unsec. Sub.
 Nts., 6/15/32                                      1,320,000       1,434,707
--------------------------------------------------------------------------------
 Citizens Communications Co.,
 9.25% Sr. Nts., 5/15/11                              325,000         384,863
--------------------------------------------------------------------------------
 Credit Suisse First Boston, Inc.
 (USA), 6.125% Nts., 11/15/11                         565,000         616,100
--------------------------------------------------------------------------------
 CSX Corp., 6.25% Unsec. Nts., 10/15/08               305,000         334,608
--------------------------------------------------------------------------------
 D.R. Horton, Inc., 9.375% Sr. Unsec.
 Sub. Nts., 3/15/11                                   275,000         313,500
--------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp.,
 6.40% Nts., 5/15/06 5                                570,000         611,038
--------------------------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06                    365,000         391,882
--------------------------------------------------------------------------------
 Deutsche Telekom International
 Finance BV, 8.50% Unsub. Nts., 6/15/10               420,000         508,608
--------------------------------------------------------------------------------
 Dime Capital Trust I, 9.33% Capital
 Securities, Series A, 5/6/27                         950,000       1,164,172
--------------------------------------------------------------------------------
 Dominion Resources, Inc., 8.125%
 Sr. Unsub. Nts., 6/15/10                             365,000         438,514
--------------------------------------------------------------------------------
 DTE Energy Co., 6.375% Sr. Nts.,
 4/15/33                                              320,000         314,669
--------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec.
 Nts., 11/15/07                                       390,000         447,461
--------------------------------------------------------------------------------
 Farmers Insurance Exchange,
 8.625% Nts., 5/1/24 4                              1,100,000       1,152,867
--------------------------------------------------------------------------------
 Ford Motor Co., 8.90% Unsec.
 Unsub. Debs., 1/15/32                                 50,000          56,192
--------------------------------------------------------------------------------
 France Telecom SA:
 8.45% Sr. Unsec. Nts., 3/1/06                        230,000         257,062
 9% Sr. Unsec. Nts., 3/1/11                           325,000         390,990
 9.75% Sr. Unsec. Nts., 3/1/31 3                       75,000          99,993
--------------------------------------------------------------------------------
 Franklin Resources, Inc., 3.70% Nts.,
 4/15/08                                              215,000         214,043
--------------------------------------------------------------------------------
 Gap, Inc. (The), 6.90% Nts., 9/15/07                 240,000         266,100
--------------------------------------------------------------------------------
 General Motors Acceptance Corp.,
 6.875% Unsec. Unsub. Nts., 8/28/12                 1,095,000       1,179,961
--------------------------------------------------------------------------------
 General Motors Corp., 8.375% Sr.
 Unsec. Debs., 7/15/33                                290,000         337,648

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Hartford Financial Services Group,
 Inc. (The), 2.375% Nts., 6/1/06                  $   175,000   $     174,225
--------------------------------------------------------------------------------
 Health Net, Inc., 8.375% Sr. Unsec.
 Unsub. Nts., 4/15/11                                 230,000         276,750
--------------------------------------------------------------------------------
 Hertz Corp. (The), 7.625% Sr. Nts.,
 6/1/12                                             1,010,000       1,095,849
--------------------------------------------------------------------------------
 Household Finance Corp., 7% Nts.,
 5/15/12                                              443,000         505,999
--------------------------------------------------------------------------------
 Hutchison Whampoa International
 Ltd., 7.45% Sr. Bonds, 11/24/33 4                    250,000         261,339
--------------------------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 4                                   445,000         473,120
 7.90% Nts., 7/2/10 4                                 275,000         328,121
--------------------------------------------------------------------------------
 Kinder Morgan, Inc., 6.50% Sr. Unsec.
 Nts., 9/1/12                                         365,000         403,452
--------------------------------------------------------------------------------
 Kroger Co. (The), 7.80% Sr. Nts.,
 8/15/07                                              445,000         508,157
--------------------------------------------------------------------------------
 Liberty Media Corp., 3.50% Nts.,
 9/25/06                                              265,000         266,530
--------------------------------------------------------------------------------
 MeadWestvaco Corp., 2.75% Nts.,
 12/1/05                                              490,000         486,081
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 3.375%
 Nts., Series B, 9/14/07                              310,000         314,276
--------------------------------------------------------------------------------
 MidAmerican Energy Holdings Co.,
 5.875% Sr. Nts., 10/1/12                             655,000         687,961
--------------------------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12                   430,000         481,014
--------------------------------------------------------------------------------
 Nationwide Financial Services, Inc.,
 5.90% Nts., 7/1/12                                   345,000         360,675
--------------------------------------------------------------------------------
 News America Holdings, Inc.,
 7.75% Sr. Unsec. Debs., 12/1/45                      425,000         504,271
--------------------------------------------------------------------------------
 Niagara Mohawk Power Corp.,
 5.375% Sr. Unsec. Nts., 10/1/04                      175,000         179,814
--------------------------------------------------------------------------------
 NiSource Finance Corp.:
 3.20% Nts., 11/1/06                                   45,000          45,394
 7.875% Sr. Unsec. Nts., 11/15/10                     475,000         565,730
--------------------------------------------------------------------------------
 Northrop Grumman Corp., 7.125%
 Sr. Nts., 2/15/11                                    345,000         399,590
--------------------------------------------------------------------------------
 Petroleos Mexicanos, 9.50% Sr. Sub.
 Nts., 9/15/27                                        200,000         237,000
--------------------------------------------------------------------------------
 PF Export Receivables Master Trust,
 3.748% Sr. Nts., Series B, 6/1/13 4                  235,000         229,201
--------------------------------------------------------------------------------
 Progress Energy, Inc., 6.55% Sr. Unsec.
 Nts., 3/1/04                                         555,000         559,166
--------------------------------------------------------------------------------
 Prudential Holdings LLC, 8.695%
 Bonds, Series C, 12/18/23 4                          510,000         631,386
--------------------------------------------------------------------------------
 Prudential Insurance Co. of America,
 8.30% Nts., 7/1/25 4                                 730,000         895,449
--------------------------------------------------------------------------------
 PSEG Energy Holdings, 7.75% Unsec.
 Nts., 4/16/07                                        315,000         335,869



9  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 Pulte Homes, Inc., 8.375% Sr. Nts.,
 8/15/04                                          $   105,000   $     107,916
--------------------------------------------------------------------------------
 Rogers Wireless Communications,
 Inc., 9.625% Sr. Sec. Nts., 5/1/11                    93,000         111,600
--------------------------------------------------------------------------------
 Safeway, Inc., 4.80% Sr. Unsec. Nts.,
 7/16/07                                              450,000         467,447
--------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp.,
 3.07% Nts., Series VII, 2/25/04 3                    150,000         150,259
--------------------------------------------------------------------------------
 Shopping Center Associates, 6.75%
 Sr. Unsec. Nts., 1/15/04 4                            95,000          95,125
--------------------------------------------------------------------------------
 Sprint Capital Corp., 8.75% Nts.,
 3/15/32                                              490,000         580,901
--------------------------------------------------------------------------------
 TCI Communications, Inc., 9.80% Sr.
 Unsec. Debs., 2/1/12                                 810,000       1,058,168
--------------------------------------------------------------------------------
 TECO Energy, Inc., 10.50% Sr. Unsec.
 Nts., 12/1/07                                        255,000         298,988
--------------------------------------------------------------------------------
 Telefonos de Mexico SA, 8.25% Sr.
 Unsec. Nts., 1/26/06                                 230,000         254,743
--------------------------------------------------------------------------------
 Time Warner Cos., Inc., 9.125%
 Debs., 1/15/13                                       375,000         477,359
--------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP:
 8.375% Sr. Debs., 3/15/23                             67,000          83,282
 10.15% Sr. Nts., 5/1/12                              185,000         247,330
--------------------------------------------------------------------------------
 Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11             295,000         327,081
--------------------------------------------------------------------------------
 Tyco International Group SA,
 6.75% Sr. Unsub. Nts., 2/15/11                     1,030,000       1,130,425
--------------------------------------------------------------------------------
 Vornado Realty LP, 5.625% Sr. Unsec.
 Unsub. Nts., 6/15/07                                 375,000         400,680
--------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.75% Sr. Nts.,
 3/30/06                                              395,000         429,845
--------------------------------------------------------------------------------
 Waste Management, Inc.:
 7% Sr. Nts., 7/15/28                                 105,000         113,357
 7.75% Sr. Unsec. Nts., 5/15/32                       100,000         118,215
--------------------------------------------------------------------------------
 Weyerhaeuser Co., 5.50% Unsec.
 Unsub. Nts., 3/15/05                                 445,000         463,404
--------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                          460,000         464,165
                                                                ----------------
 Total Non-Convertible Corporate
 Bonds and Notes (Cost $32,064,080)                                34,408,355


--------------------------------------------------------------------------------
 STRUCTURED NOTES--2.6%

 Deutsche Bank AG, COUNTS Corp.
 Sec. Credit Linked Nts., Series 2003-1,
 2.89%, 1/7/05 2,3                                  2,650,000       2,612,370
--------------------------------------------------------------------------------
 JPMorgan Chase Bank, TRAC-X NA
 High Yield T2 Credit Default Swap
 Bonds, 6.05%, 3/25/09 4                            3,215,000       3,307,431
--------------------------------------------------------------------------------
 UBS AG, High Grade Credit Linked
 Nts., 2.814%, 12/10/04 2,3                         2,650,000       2,673,188
                                                                ----------------

 Total Structured Notes (Cost $8,515,000)                           8,592,989

                                                      PRINCIPAL   MARKET VALUE
                                                        AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--5.2%

 Undivided interest of 15.49% in joint
 repurchase agreement (Principal Amount/
 Market Value $109,556,000, with a maturity
 value of $109,560,869) with Banc One
 Capital Markets, Inc., 0.80%, dated 12/31/03,
 to be repurchased at $16,975,754 on 1/2/04,
 collateralized by U.S. Treasury Bonds, 4.25%,
 11/30/13, with a value of $111,861,618
 (Cost $16,975,000)                               $16,975,000   $  16,975,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $373,272,532)                                    118.3%    387,875,582
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS
 OF OTHER ASSETS                                        (18.3)    (59,954,216)
                                                  ------------------------------
 NET ASSETS                                             100.0%  $ 327,921,366
                                                  ==============================



FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $7,963,087 or 2.43% of the Portfolio's net assets as of December 31, 2003.
5. Securities with an aggregate market value of $987,222 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
6. When-issued security to be delivered and settled after December 31, 2003. See
Note 1 of Notes to Financial Statements.
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,476,740 or 0.45% of the Portfolio's net assets as of December 31, 2003.
8. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




10  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $373,272,532)--see accompanying statement                     $ 387,875,582
----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                              2,423,079
 Interest, dividends and principal paydowns                                                    1,298,879
 Shares of capital stock sold                                                                     60,623
 Futures margins                                                                                  22,304
 Swap contracts                                                                                    3,406
 Other                                                                                             3,911
                                                                                           ---------------
 Total assets                                                                                391,687,784

----------------------------------------------------------------------------------------------------------
 LIABILITIES

 Bank overdraft                                                                                2,098,979
----------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $61,342,529 purchased on a when-issued basis)               61,550,558
 Shares of capital stock redeemed                                                                 65,308
 Shareholder reports                                                                              10,333
 Directors' compensation                                                                           3,126
 Transfer and shareholder servicing agent fees                                                       833
 Other                                                                                            37,281
                                                                                           ---------------
 Total liabilities                                                                            63,766,418


----------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $ 327,921,366
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                                      $     262,346
----------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                  454,488,281
----------------------------------------------------------------------------------------------------------
 Accumulated net investment income                                                             6,746,126
----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions             (148,263,264)
----------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                   14,687,877
                                                                                           ---------------
 NET ASSETS--applicable to 262,345,785 shares of capital stock outstanding                 $ 327,921,366
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                          $1.25




 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


11  |  TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003


-------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest                                                          $ 4,961,549
-------------------------------------------------------------------------------
 Dividends                                                           3,841,519
                                                                   ------------
 Total investment income                                             8,803,068

-------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                     1,954,060
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            60,645
-------------------------------------------------------------------------------
 Accounting service fees                                                15,000
-------------------------------------------------------------------------------
 Directors' compensation                                                12,025
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                          10,413
-------------------------------------------------------------------------------
 Other                                                                  33,438
                                                                   ------------
 Total expenses                                                      2,085,581
 Less reduction to custodian expenses                                     (900)
                                                                   ------------
 Net expenses                                                        2,084,681


-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               6,718,387


-------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                         9,938,413
 Closing of futures contracts                                         (177,888)
 Foreign currency transactions                                          (6,469)
                                                                   ------------
 Net realized gain                                                   9,754,056
-------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                        43,678,305
 Futures contracts                                                    (232,658)
                                                                   ------------
 Net change in unrealized appreciation (depreciation)               43,445,647


-------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $59,918,090
                                                                   ============



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


12  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED DECEMBER 31,                                                             2003              2002
------------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income                                                       $  6,718,387     $  10,333,778
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       9,754,056       (70,338,752)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                          43,445,647         1,155,174
                                                                             -------------------------------
 Net increase (decrease) in net assets resulting from operations               59,918,090       (58,849,800)

------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income                                         (10,318,915)      (13,188,688)

------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net decrease in net assets resulting from capital stock transactions         (34,252,980)      (61,627,752)

------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                                     15,346,195      (133,666,240)
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                          312,575,171       446,241,411
                                                                             -------------------------------
 End of period [including accumulated net investment income of
 $6,746,126 and $10,290,597, respectively]                                   $327,921,366     $ 312,575,171
                                                                             ===============================



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


13  |  TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31,                                             2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                             $ 1.07        $ 1.29        $ 1.45        $ 1.75        $ 1.91
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .03           .04           .04           .07           .07
 Net realized and unrealized gain (loss)                             .19          (.22)         (.14)         (.10)         (.10)
                                                                  ---------------------------------------------------------------
 Total from investment operations                                    .22          (.18)         (.10)         (.03)         (.03)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.04)         (.04)         (.06)         (.08)         (.06)
 Distributions from net realized gain                                 --            --            --          (.19)         (.07)
                                                                  ---------------------------------------------------------------
 Total dividends and/or distributions to shareholders               (.04)         (.04)         (.06)         (.27)         (.13)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $1.25         $1.07         $1.29         $1.45         $1.75
                                                                  ===============================================================

---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                                21.10%       (14.45)%       (6.94)%       (2.51)%      (1.54)%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in millions)                            $328          $313          $446          $606        $1,074
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                                   $313          $370          $509          $791        $1,230
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                              2.15%         2.79%         2.33%         2.97%         3.27%
 Total expenses                                                     0.67% 3       0.66% 3       0.65% 3       0.61% 3       0.55% 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             292%          149%          108%          123%          113%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


14  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
    The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Portfolio invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Portfolio also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 2.6% of the Portfolio's net assets and resulted in unrealized gains of $77,989. The Portfolio also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
 SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Portfolio on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Portfolio had entered into net when issued commitments of $61,342,529.
    In connection with its ability to purchase securities on a when issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.




15  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
    UNDISTRIBUTED   UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT      LONG-TERM                    LOSS     FOR FEDERAL INCOME
    INCOME                   GAIN      CARRYFORWARD 1,2,3           TAX PURPOSES
    ----------------------------------------------------------------------------
    $6,746,129                 $--           $148,148,899            $14,573,510

 1. As of December 31, 2003, the Portfolio had $148,095,137 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2008         $ 15,121,625
                              2009           62,949,621
                              2010           70,023,891
                                           ------------
                              Total        $148,095,137
                                           ============

 2. During the fiscal year December 31, 2003, the Portfolio utilized $3,339,911 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Portfolio did not utilize any capital loss carryforwards.

 3. As of December 31, 2003, the Portfolio had $53,762 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.


16  |  TOTAL RETURN PORTFOLIO

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Portfolio were unaffected by the reclassifications.

           INCREASE TO                         INCREASE TO
           ACCUMULATED                     ACCUMULATED NET
           NET INVESTMENT                 REALIZED LOSS ON
           INCOME                              INVESTMENTS
           -----------------------------------------------
           $56,057                                 $56,057

 The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2003        DECEMBER 31, 2002
          ---------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                  $10,318,915              $13,188,688

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities             $373,305,480
                 Federal tax cost of other investments        27,911,045
                                                            ------------
                 Total federal tax cost                     $401,216,525
                                                            ============

                 Gross unrealized appreciation              $ 24,108,597
                 Gross unrealized depreciation                (9,535,087)
                                                            ------------
                 Net unrealized appreciation                $ 14,573,510
                                                            ============

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Portfolio.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.



17  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF CAPITAL STOCK
 The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                  YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                      SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------
 Sold                                              4,700,517      $  5,228,306           6,640,466      $  7,730,503
 Dividends and/or distributions reinvested        10,318,915        10,318,915          10,550,950        13,188,688
 Redeemed                                        (44,620,806)      (49,800,201)        (72,474,275)      (82,546,943)
                                                 --------------------------------------------------------------------
 Net decrease                                    (29,601,374)     $(34,252,980)        (55,282,859)     $(61,627,752)
                                                 ====================================================================


--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were $1,006,253,446 and $1,034,326,515, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million.
--------------------------------------------------------------------------------
 ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2003, the Portfolio paid $10,012 to OFS for services to the Portfolio.
    Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.


18  |  TOTAL RETURN PORTFOLIO

    The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    As of December 31, 2003, the Portfolio had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
    The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.
    Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of December 31, 2003, the Portfolio had outstanding futures contracts as follows:

                                                                                        UNREALIZED
                                   EXPIRATION     NUMBER OF      VALUATION AS OF      APPRECIATION
 CONTRACT DESCRIPTION                   DATES     CONTRACTS    DECEMBER 31, 2003     (DEPRECIATION)
---------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 U.S. Long Bonds                      3/22/04            32          $ 3,498,000          $ (1,503)
 U.S. Treasury Nts., 5 yr.            3/22/04            22            2,455,750            13,496
 U.S. Treasury Nts., 10 yr.           3/22/04            85            9,542,578           108,900
                                                                                          ---------
                                                                                           120,893
                                                                                          ---------
 CONTRACTS TO SELL
 U.S. Treasury Nts., 2 yr.            3/30/04            58           12,414,719           (39,472)
                                                                                          ---------
                                                                                          $ 81,421
                                                                                          =========


19  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. TOTAL RETURN SWAP CONTRACTS
 The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to interest income, in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

 As of December 31, 2003, the Portfolio had entered into the following total return swap agreements:

                                                       PAID BY                    RECEIVED BY
 SWAP                    NOTIONAL             THE PORTFOLIO AT               THE PORTFOLIO AT     TERMINATION         UNREALIZED
 COUNTERPARTY              AMOUNT            DECEMBER 31, 2003              DECEMBER 31, 2003            DATE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                        Value of total return
                                                     One-Month             of Lehman Brothers
 Deutsche Bank AG      $3,722,000                   LIBOR Flat                     CMBS Index         6/30/04             $3,406

--------------------------------------------------------------------------------
 8. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2003 was $10,131,448, which represents 3.09% of the Portfolio's net assets.

--------------------------------------------------------------------------------
 9. BORROWING AND LENDING ARRANGEMENTS
 The Portfolio entered into an "interfund borrowing and lending arrangement" with other portfolios in the Oppenheimer funds complex, to allow portfolios to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated portfolios to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Portfolio's Board of Directors to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Portfolio may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Portfolio's Board of Directors, based upon a recommendation by the Manager. The Portfolio's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Portfolio borrows money, there is a risk that the loan could be called on one day's notice, in which case the Portfolio might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Portfolio lends money to another Portfolio, it will be subject to the risk that the other Portfolio might not repay the loan in a timely manner, or at all.
    The Portfolio had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

20  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:
 We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 DELOITTE & TOUCHE LLP

 Denver, Colorado
 February 12, 2004


21  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2003. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
    Dividends of $0.0366 were paid to shareholders on March 14, 2003, all of which was designated as ordinary income for federal income tax purposes.
    Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2003 which are not designated as capital gain distributions should be multiplied by 53.89% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Portfolio has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies relating to securities ("portfolio proxies") held by the Portfolio. A description of the Portfolio's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.225.5677, (ii) on the Portfolio's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Portfolio will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Portfolio's Form N-PX filing will be available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


22  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD                              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
WITH PORTFOLIO, LENGTH OF                           HELD BY DIRECTOR; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY
SERVICE, AGE                                        DIRECTOR

INDEPENDENT                                         THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY,
DIRECTORS                                           CENTENNIAL, CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL
                                                    HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.


WILLIAM L. ARMSTRONG,                               Chairman of the following private mortgage banking companies: Cherry Creek
Chairman of the Board                               Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 2003) and                                    The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
Director (since 1999)                               (since 1997); Chairman of the following private companies: Great Frontier
Age: 66                                             Insurance (insurance agency) (since 1995), Ambassador Media Corporation and
                                                    Broadway Ventures (since 1984); a director of the following public companies:
                                                    Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992)
                                                    and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a
                                                    Director/Trustee of Campus Crusade for Christ and the Bradley Foundation.
                                                    Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                                                    International Family Entertainment (television channel) (1992-1997), Frontier
                                                    Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                                                    Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                                                    1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.


ROBERT G. AVIS,                                     Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partne
Director (since 1993)                               of private equity funds) (until February 2001); Chairman, President and Chief
Age: 72                                             Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                                                    Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                                    Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                                    A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                                    (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons a
                                                    A.G. Edwards Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.



GEORGE C. BOWEN,                                    Formerly (until April 1999): Senior Vice President (from September 1987) and
Director (since 1997)                               Treasurer (from March 1985) of OppenheimerFunds, Inc. (the Manager); Vice
Age: 67                                             President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds
                                                    Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                                                    February 1992), Treasurer (since July 1991) Assistant Secretary and a director
                                                    (since December 1991) of the Centennial Asset Management Corporation; Vice
                                                    President (since October 1989) and Treasurer (since April 1986) of HarbourView
                                                    Asset Management Corporation (an investment advisory subsidiary of the Manager);
                                                    President, Treasurer and a director (June 1989-January 1990) of Centennial
                                                    Capital Corporation (an investment advisory subsidiary of the Manager); Vice
                                                    President and Treasurer (since August 1978) and Secretary (since April 1981) of
                                                    Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice
                                                    President, Treasurer and Secretary (since November 1989) of Shareholder
                                                    Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                                                    Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Manager's
                                                    parent corporation); Treasurer (since November 1989) of Oppenheimer Partnership
                                                    Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and
                                                    Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an
                                                    investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since October 1997) of OppenheimerFunds
                                                    International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the Manager). Oversees 38 portfolios in the OppenheimerFunds complex.




EDWARD L. CAMERON,                                  A member of The Life Guard of Mount Vernon, George Washington's home (since June
Director (since 1999)                               2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 65                                             subsidiaries (a privately held biotech company); a partner with
                                                    PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                                    (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                                    Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.





JON S. FOSSEL,                                      Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Director (since 1990)                               not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 61                                             Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October
                                                    1996) and President and Chief Executive Officer (until October 1995) of the
                                                    Manager; President, Chief Executive Officer and a director of Oppenheimer
                                                    Acquisition Corp., Shareholders Services Inc. and Shareholder Financial
                                                    Services, Inc. (until October 1995). Oversees 38 portfolios in the
                                                    OppenheimerFunds complex.









23  |  TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

SAM FREEDMAN,                                       Director of Colorado Uplift (a non-profit charity (since September 1984).
Director (since 1996)                               Formerly (until October 1994) Mr. Freedman held several positions in subsidiary
Age: 63                                             or affiliated companies of the Manager. Oversees 38 portfolios in the
                                                    OppenheimerFunds complex.



BEVERLY L. HAMILTON,                                Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Director (since 2002)                               Investment Fund (open-end investment companies); Director of MML Services (since
Age: 57                                             April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                                    (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                                    (since February 2002); a trustee (since February 2000) of Monterey International
                                                    Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                                    Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                                    Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                                    President (February 1991-April 2000) ARCO Investment Management Company.
                                                    Oversees 37 portfolios in the OppenheimerFunds complex.



ROBERT J. MALONE,                                   Chairman and CEO (since 2003) of Steele Street State Bank (a commercial banking
Director (since 2002)                               entity); Director (since 2001) of Jones Knowledge, Inc. (a privately held
Age: 59                                             company), U.S. Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                                    (non-profit organization) (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July
                                                    1996-April 1, 1999) and a director of Commercial Assets, Inc. (a REIT)
                                                    (1993-2000). Oversees 37 portfolios in the OppenheimerFunds complex.


F. WILLIAM MARSHALL, JR.,                           Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Director (since 2000)                               Investment Fund (open-end investment companies); Trustee (since 1987), Chairman
Age: 61                                             of the Board (since 2003) and Chairman of the investment committee (since 1994)
                                                    for the Worcester Polytech Institute; President and Treasurer (since January
                                                    1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since
                                                    1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                                    Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                                                    Bank); President, Chief Executive Officer and Director (May 1993-December 1998)
                                                    of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for
                                                    Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                                                    Heritage Financial Group, Inc. Oversees 38 portfolios in the OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR                                 THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                                         LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE
                                                    TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.




JOHN V. MURPHY,                                     Chairman, Chief Executive Officer and director (since June 2001) and President
President and Director                              (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                                        other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                                             Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                                    director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                                    and a director (since July 2001) of Shareholder Services, Inc. and of
                                                    Shareholder Financial Services, Inc.; President and a director (since July 2001)
                                                    of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                                    OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                                    Asset Management Corporation (since November 2001), HarbourView Asset Management
                                                    Corporation and OFI Private Investments, Inc. (since July 2001); President
                                                    (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                                    Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                                    Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                                    Mutual Life Insurance Company (the Manager's parent company); a director (since
                                                    June 1995) of DLB Acquisition Corporation (a holding company that owns shares of
                                                    David L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                                    2000-June 2001) of the Manager; President and trustee (November 1999-November
                                                    2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                                    Insurance Company; President, Chief Executive Officer and director (September
                                                    1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                                    1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                                    wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a
                                                    Director/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.



24  |  TOTAL RETURN PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                                            THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS.
                                                    BISBEY, MANIOUDAKIS, AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                                    NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO
                                                    80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                                                    RESIGNATION, DEATH OR REMOVAL.


PATRICK M. BISBEY,                                  Vice President (since November 1990), Managing Director (since June 1992),
Vice President and Portfolio                        Manager of Trading and Portfolio Operations (since January, 1984) and Director
Manager (since 2000)                                (since November 2001) of Trinity Investment Management Corporation, a
Age: 45                                             wholly-owned subsidiary of OppenheimerFunds, Inc's immediate parent, Oppenheimer
                                                    Acquisition Corp.; an officer of 1 portfolio in the OppenheimerFunds complex.



ANGELO MANIOUDAKIS,                                 Senior Vice President of the Manager (since April 2002); an officer of 12
Vice President and Portfolio                        portfolios in the OppenheimerFunds complex; formerly Executive Director and
Manager (since 2002)                                portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
Age: 37                                             Investment Management (August 1993-April 2002).



BRIAN W. WIXTED,                                    Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                              (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                                             Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                                    Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                                    Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                                    OppenheimerFunds plc (offshore fund management subsidiaries of the Manager)
                                                    (since May 2000) and OFI Institutional Asset Management, Inc. (since November
                                                    2000); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                                                    Company (a trust company subsidiary of the Manager); Assistant Treasurer (since
                                                    March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program
                                                    (since April 2000); formerly Principal and Chief Operating Officer (March
                                                    1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                                    officer of 82 portfolios in the OppenheimerFunds complex.


ROBERT G. ZACK,                                     General Counsel (since November 2001) of the Manager; Executive Vice President
Vice President and Secretary                        (since January 2004) and General Counsel (since February 2002) of
(since 2001)                                        OppenheimerFunds, Inc.; General Counsel and a director (since November 2001) of
Age: 55                                             OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                                    (since November 2001) of HarbourView Asset Management Corporation; Vice
                                                    President and a director (since November 2000) of Oppenheimer Partnership
                                                    Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                                    November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                                    Inc., OFI Private Investments, Inc., OFI Trust Company and OFI Institutional
                                                    Asset Management, Inc.; a director (since November 2001) of Oppenheimer Real
                                                    Asset Management, Inc.; Assistant Secretary and a director (since November 2001)
                                                    of OppenheimerFunds International Ltd.; Vice President (since November 2001) of
                                                    OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                                                    Acquisition Corp.; formerly Senior Vice President (May 1985-January 2004),
                                                    Acting General Counsel (November 2001-February 2002) and Associate General
                                                    Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                                                    Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                                    Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                                                    Ltd. and OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.



THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

25  |  TOTAL RETURN PORTFOLIO

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Directors of the Portfolio has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $24,500 in fiscal 2003 and $23,000 in fiscal 2002.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 and $65,000 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 and $6,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $3,500 in fiscal 2003 and $3,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $90,100 in fiscal 2003 and $75,000 in fiscal 2002 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)